UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 4, 2024

TETRA Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13455	74-2148293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24955 Interstate 45 North
The Woodlands, Texas 77380
(Address of Principal Executive Offices, and Zip Code)

(281) 367-1983
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TTI	New York Stock Exchange
Preferred Share Purchase Right	NA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2024, Richard D. O’Brien, Vice President-Finance, Global Controller, Assistant Treasurer, and Principal Accounting Officer of TETRA Technologies, Inc. (the “Company”), tendered his resignation, effective September 19, 2024, in order to pursue another career opportunity. Mr. O’Brien’s decision to leave the Company is not a result of any dispute or disagreement with the Company on any matter related to the Company’s operations, policies or practices.
Commencing September 19, 2024 Elijio V. Serrano, the Company’s Senior Vice President, Chief Financial Officer, and Principal Financial Officer will also serve as the Company’s Principal Accounting Officer in addition to his current responsibilities.
Mr. Serrano, 66, joined the Company as Senior Vice President and Chief Financial Officer in August 2012.
There were no new compensatory arrangements or modifications to existing compensatory arrangements entered into with Mr. Serrano in connection with his additional designation as the Company’s Principal Accounting Officer.
There are no arrangements or understandings between Mr. Serrano or any other person pursuant to which he was designated to serve as the Company’s Principal Accounting Officer. In addition, there are no family relationships between Mr. Serrano and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer. The Company is not aware of any existing or currently proposed transaction in which Mr. Serrano has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TETRA Technologies, Inc.

By:	/s/Brady M. Murphy
Brady M. Murphy
President and
Chief Executive Officer

Date:	September 9, 2024
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